Long-Term Debt - Covenant Description (Details)	12 Months Ended
Dec. 31, 2013
Long-Term Debt (Abstract)
Debt Instrument Covenant Description	The Partnership's credit facilities contain customary ship finance covenants, including restrictions as to: changes in management and ownership of the mortgaged vessels, the incurrence of additional indebtedness, the mortgaging of vessels, the ratio of EBITDA to Net Interest Expenses shall be no less than 2:1, minimum cash requirement of $500 per vessel, as well as the ratio of net Total Indebtedness to the aggregate Market Value of the total fleet shall not exceed 0.725:1. The credit facilities also contain the collateral maintenance requirement in which the aggregate average fair market value, of the collateral vessels shall be no less than 125% of the aggregate outstanding amount under these facilities. Also the vessel-owning companies may pay dividends or make distributions when no event of default has occurred and the payment of such dividend or distribution has not resulted in a breach of any of the financial covenants. As of December 31, 2013 and 2012 the Partnership was in compliance with all financial debt covenants. The credit facilities have a general assignment of the earnings, insurances and requisition compensation of the respective vessel or vessels. Each also requires additional security, including: pledge and charge on current account; corporate guarantee from each of the thirty vessel-owning companies, and mortgage interest insurance. The Partnership's credit facilities contain a ''Market Disruption Clause'' where the lenders, at their discretion, may impose additional interest margin if their borrowing rate exceeds effective interest rate (LIBOR) stated in the loan agreement with the Partnership. For the years ended December 31, 2013, 2012 and 2011 the Partnership incurred an additional interest expense in the amount of $0, $373 and $1,290 respectively due to the ''Market Disruption Clause''.